                                                                   EXHIBIT 10.14

Note: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.


                             Procurement Agreement

                                    between

                       Qwest Communications Corporation

                                      and

                                 Tellium, Inc.

                               TABLE OF CONTENTS

AGREEMENT

     This procurement agreement is made and entered into by and between Tellium ("Supplier"), a Delaware corporation, with a place of business at 2 Crescent Place, Oceanport, NJ 07757, and Qwest Communications Corporation, a Delaware corporation, having its principal offices and place of business at 555 Seventeenth Street, Suite 1000, Denver, Colorado 80202 ("Qwest") (Supplier and
                                                         -----
Qwest each being referred to herein as a "Party" and collectively as the
                                          -----
"Parties").
 -------

     NOW, THEREFORE, in consideration of the foregoing and of the mutual promises and covenants hereinafter expressed, the Parties hereto agree as follows:

1.   DEFINITIONS

     1.1 The terms used in this Agreement shall have their normal or common meaning, except that in addition to terms defined at other places in this Agreement, the following terms shall have the following meanings for the purposes of this Agreement, the Schedules and any attachments thereto:

          (a)  "Affiliate" means (i) any individual, corporation, partnership,
                ---------
               joint venture, limited liability company, limited liability partnership, practice, association, joint stock company, trust, unincorporated organization or other venture or business vehicle (each an "Entity") in which a Party owns a (***) or greater
                         ------
               equity interest; (ii) any Entity which, directly or indirectly, is in control of, is controlled by or is under common control with a Party, as applicable, after applying the attribution rules of Section 318 of the Internal Revenue Code; or (iii) any other Entity agreed by the Parties. For the purposes of this Agreement, control of an Entity ("Control") shall include the
                                                 -------
               power, directly or indirectly, whether or not exercised (i) to vote (***) (or such lesser percentage as is the maximum allowed to be owned by a foreign corporation in a particular jurisdiction) or more of the securities or other interests having ordinary voting power for the election of directors or other managing authority of such Entity; or (ii) to direct or cause the direction of the management or policies of such Entity, whether through ownership of voting securities, partnership interest or equity, by contract or otherwise. Within forty-five (45) days of the Effective Date, the Parties will amend this Agreement by the addition of Schedule A (Approved Affiliates) containing the names of Qwest Affiliates who have been designated by Qwest and who have met the credit standards referenced in Section 2.4 (the "Approved Affiliates").

          (b)  "Agreement" means this agreement including the schedules
                ---------
               described in Section 2.5 and attached hereto (the "Schedules").
                                                                  ---------

          (c)  "Class A Change" means a modification, revision, replacement,
                --------------
               correction or release of existing Supplier manufactured Product (other than an ISU or an Enhancement) to remedy a nonconformance to the Specifications required to correct design defects of a type that results in electrical or mechanical inoperative conditions or unsatisfactory operating conditions, or which is recommended to enhance safety, provided that the Product incorporating such change, is at least as equally compatible with Qwest's network components and other Supplier Products as the same Product prior to incorporation of such change.

          (d)  "Current Release" means the latest Version or Release of the
                ---------------
               Software which has been approved by Supplier for commercial use.

          (e)  "Days" or "days" means calendar days, unless otherwise provided
                ----     -----
               herein.

          (f)  "Documentation" means the user, technical and operating manuals,
                -------------
               including the operating instructions, guides and manuals, necessary to enable Qwest properly to use and maintain the Products.

          (g)  "Effective Date" means September 1, 2000.
                --------------

          (h)  "Equipment" means hardware, equipment, embedded software
                ---------
               (including, without limitation, firmware) and all physical components, including cabling, required by this Agreement to be provided by Supplier.

          (i)  "Enhancement" means any modification or revision to the Software
                -----------
               that Qwest may license at its option when offered by the Supplier in the future and which (i) substantially improves existing functions or features, including functions and features for which Qwest has already been granted a license, or (ii) adds new functions or features.

          (j)  "Form, Fit or Function" shall have the following meaning.  "Form"
                ---------------------
               means shape; "Fit" means physical size or mounting arrangement (e.g., electrical or mechanical connections); and "Function" means features and capabilities.

          (k)  "Incremental Software Update" or "ISU" means any modification
                ---------------------------      ---
               or revision to the Software, other than Enhancements, that (i) corrects Software Nonconformities or other errors; (ii) supports new releases of third party operating systems with which the Software is designed to operate; (iii) supports new Equipment;,
               (iv) improves the performance of the Software; or (v) provides other updates and corrections. If a modification or revision described in clause (ii), (iii) or (iv) above adds new functions or features or substantially improves the network performance, it shall be deemed to be an Enhancement with respect to those new functions and features.

          (l)  "Installation Site" means the building, complex of buildings or
                -----------------
               remote site at which any of the Products are installed.

          (m)  "Intellectual Property Rights" mean all forms of intellectual
                ----------------------------
               property rights and protections including, without limitation:

               (i) All right, title and interest in and to all letters patent and all filed, pending or potential applications for letters patent, including any reissue, reexamination, division, continuation or continuation-in-part applications throughout the world now or hereafter filed;

               (ii) All right, title and interest in and to all trade secrets, and all trade secret rights and equivalent rights arising under the common law, state law, federal law and laws of foreign countries;

               (iii) All right, title and interest in and to all mask works, copyrights, other literary property or author's rights, whether or not protected by copyright or as a mask work, arising under common law, state law, federal law and laws of foreign countries; and

               (iv) All right, title and interest in and to all proprietary indicia, trademarks, trade names, service marks, symbols, trade dress, logos and/or brand names protected under common law, state law, federal law and laws of foreign countries.

          (n)  "Network Compatible" or "Network Compatibility" with respect to a
                ------------------      ---------------------
               Product means that (i) the Product will comply with the applicable American National Standards Institute ("ANSI") and
                                                                  ----
               International Standards Organization ("ISO") standards in effect
                                                      ---
               on the date that Qwest issues the Purchase Order, and any other standards agreed by the Parties in writing; (ii) the Product can be operationally deployed in Qwest's network without requiring the replacement of any Supplier equipment; and (iii) the Product will be fully compatible and will inter-operate with other Supplier Products provided under this Agreement. Qwest in its sole discretion may waive the foregoing compatibility requirements for the purpose of deploying new technology offered by Supplier during the Term.

          (o)  "Nonconformity" means an instance of failure of a Product to be
                -------------
               Operative.

          (p)  "Supplier Personnel" mean any employees, trainers, or other
                ------------------
               support personnel provided by Supplier under this Agreement whether or not employed by Supplier (to the extent that such are permitted elsewhere under this Agreement). Supplier shall be performing under this Agreement at all times as an independent contractor to Qwest, and the Supplier Personnel shall not be considered as employees or agents of Qwest.

          (q)  "Object Code" means machine-readable computer instructions that
                -----------
               can be executed by a computer.

          (r)  "Operating Platform" means the computer equipment, hardware and
                ------------------
               operating system, which execute the Object Code and on which the Software runs.

          (s)  "Operative" means (i) conforming in all respects to the
                ---------
               Specifications, the requirements of this Agreement and the applicable Purchase Orders in effect at the time Supplier accepts the Purchase Order, and (ii) Network Compatible.

          (t)  "Products" mean the Equipment, Software, and Documentation,
                --------
               including any part thereof, described in the Schedules, which this Agreement requires Supplier to furnish or that Supplier furnishes hereunder. Qwest and Supplier may amend the Schedules by written agreement to include other products offered for sale by Supplier.

          (u)  "Program Manager" means the senior manager of a Party who shall
                ---------------
               have overall responsibility for the day-to-day management and administration of this Agreement and who shall work together with the other Party's Program Manager to facilitate an efficient delivery of Products and Services.

          (v)  "Purchase Order" means the written instrument described in
                --------------
               Section 7, a form of which is attached hereto as Schedule B,
                                                                ----------
               under which Qwest orders and Supplier delivers Products or Services under this Agreement.

          (w)  "Release" means any revision, modification, replacement, or
                -------
               correction to the Software, including an Enhancement or ISU, that Supplier makes available to any of its customers for use.

          (x)  "Representative" means, with respect to a Party, employees,
                --------------
               officers, agents or advisors of such Party.

          (y)  "Segment" means a continuous route within the Qwest network.
                -------

          (z)  "Services" mean work performed and labor provided by Supplier,
                --------
               including, but not limited to, design, engineering and implementation of Products, Software testing, warranty, technical support, training and similar activities.

          (aa) "Software" means any software, including Object Code and Source
                --------
               Code that is delivered to Qwest under this Agreement, inclusive of the Supplier Intellectual Property Rights, whether or not the subject of any patent or copyright, issued or pending. Software may include programs used to create, enhance, test or maintain any Product delivered under this Agreement. Software includes all Releases and Versions.

          (bb) "Source Code" means the human-readable code from which a computer
                -----------
               can compile or assemble the Object Code of the Software, together with a description of the procedure for generating the Object Code.

          (cc) "Specifications" mean the functional, performance, design,
                --------------
               operational, and physical characteristics of a Product or System, as described in the applicable ANSI and ISO standards and Supplier proposal. If an ANSI or ISO standard is not available for a new Product, the formal specification developed by Supplier and provided to Qwest shall be used.

          (dd) "System" means an Operative combination of Products designed,
                ------
               engineered, furnished, installed or implemented by Supplier under this Agreement.

          (ee) "Turn-Over"  means, with respect to a delivered Product, the
                ---------
               acceptance procedure set forth in Section 12 has been completed.

          (ff) "Version" means a Release of Software intended for use with a
                -------
               particular make and model of computer or a particular operating system.

          (gg) "Warranty Period" means the time period specified in Section 17.
                ---------------

     1.2 Additional definitions appear elsewhere in the recitals and subsequent Sections of this Agreement.

2.   SCOPE

     2.1  The initial term of this Agreement ("Initial Term") commences on the
                                               ------------
          Effective Date and continues until December 31, 2003 unless earlier terminated or extended in accordance with other provisions of this Agreement or unless extended in writing by the Parties.. At its option, Qwest may extend the Initial Term for a period of up to six
          (6) months (the "Extended Term") by written notice to Supplier prior to the expiration date of this Agreement (the Extended Term, if any, together with the Initial Term, are hereinafter the "Term").

     2.2 (a) Subject to the terms and conditions of this Agreement, including its Schedules, during the Initial Term, Qwest will make purchases of Products under this Agreement as follows: (a) during the period from the (***) until (***) Qwest will make purchases under this Agreement in an aggregate amount of not less than (***) (the "First Milestone"),
          (b) during the period from January 1, 2002 until December 31, 2002, Qwest will make purchases under this Agreement in an aggregate amount of not less than (***) (the "Second Milestone") and (c) during the period from (***) until (***), Qwest will make purchases under this Agreement in an aggregate amount of not less than (***) ( the "Third Milestone," and together with First Milestone and Second Milestone, the "Commitment"). The above amounts are net of any discounts Qwest receives on the price of the Products.

          (b) Supplier will complete development and deployment of the products and deliverables as set forth in the attached Schedule J. If Supplier
          (a) fails to meet any purchase order delivery date due to a delay or failure to have the products described in Schedule J available for successful general availability as of their corresponding delivery dates, or (b) otherwise fails to have the products described in Schedule J available for successful general availability as of their corresponding delivery dates, the Parties agree to negotiate in good faith and make appropriate amendments to the Initial Term, the outside dates of the Milestones or an appropriate reduction in the Commitment. If such negotiations do not result in mutually acceptable resolution, either party may terminate this Agreement for cause following completion of the dispute resolution process as set forth in Section 25. When used in this Section 2.2(b) and in Schedule J, "available for successful general availability" shall mean that such products have successfully completed tests (***) to the (***), in which Qwest shall be entitled to participate, and are available for general availability on Tellium's general price list.

          (c) Subject to Section 21.3, all purchases of Products or Services from Supplier and its Affiliates by Qwest and Qwest Affiliates will be credited toward the Commitment. Any purchases made in excess of the First Milestone amount will be credited towards the Second and Third Milestone amounts. Any purchases in excess of Second Milestone amount will be credited towards the Third Milestone amount.

     2.3 This Agreement shall apply to the transactions in which Supplier furnishes the Products or Services described in the Schedules to Qwest during the Term.

     2.4 Approved Affiliates may issue a Purchase Orders under this Agreement. Affiliates who are not Approved Affiliates may become Approved Affiliates if they (i) (***), which fulfillment of (***) will determine within (***) after notice from (***) and (ii) (***) and (***) of this Agreement. If Supplier has not provided written acknowledgement of an Affiliate's failure to meet such credit standards within such (***) period, the Affiliate shall be deemed to have been authorized to purchase under this Agreement and shall be deemed an Approved Affiliate. If there has been a transfer of (***) or more of the assets of any Approved Affiliate who (i) is seeking to place an new Purchase Order under this Agreement or (ii) has an outstanding Purchase Order of (***) or more, Supplier shall have the right to (***) Purchase Order and the right to review such Approved Affiliate's (***) as such. If, upon review, the Approved Affiliate no longer qualifies for approval pursuant to this Section, Supplier shall have the right to (***), and it shall (***) to place Purchase Orders under this Agreement without the satisfaction of another (***).

     2.5 The following Schedules attached hereto are an integral part of this Agreement and are incorporated herein by reference.

          A.   Approved Affiliates
          B.   Form Purchase Order
          C.   Product Price List
          D.   Purchase Order Confirmation Procedure
          E.   Training
          F.   (***)
          G.   Technical Support Services

          H.   Tellium Repair and Return Policy
          I.   Software Maintenance Agreement
          J.   (***)

3.   SUPPLIER OBLIGATIONS

     3.1 Supplier shall perform all Services and deliver all Products necessary to fulfill the requirements of this Agreement and shall perform all work in a professional and workmanlike manner, in accordance with all requirements, acceptance criteria and Specifications of this Agreement and the warranties provided hereunder. Among its obligations, Supplier shall:

          (a) complete all tasks required by an accepted Purchase Order by providing all necessary resources, personnel, materials and equipment;

          (b)  adhere to agreed delivery dates;

          (c) supervise and manage the overall Supplier effort under each Purchase Order and this Agreement and coordinate its efforts with the Qwest Program Manager; and

          (d) provide competent personnel of sufficient experience and expertise to fulfill the goals of this Agreement.

     3.2 In addition to other requirements contained in this Agreement, Supplier will consider the following Qwest objectives in its delivery of Products and Services under this Agreement:

          (a) ensuring a smooth transition from the existing products to new Products provided hereunder as possible;

          (b)  training; and

          (c) using an orderly approach for any significant implementation of new Products.

     3.3 Supplier is responsible for providing qualified personnel in the quantities and of the experience necessary to fulfill the requirements of this Agreement. When requested by Qwest, Supplier shall provide the names of Supplier Personnel providing Services at Qwest sites.

4.   QWEST OBLIGATIONS

     4.1 By the end of the third quarter of each calendar year, Qwest will provide Supplier with a forecast of Qwest's estimated Product requirements for the next calendar year (each a "Forecast"). Qwest will update this Forecast each quarter and when significant changes occur. The Forecast shall be for planning purposes only and shall not represent Qwest's commitment to purchase any or all such Products or create any other obligation whatsoever by Qwest.

     4.2 Qwest agrees that all Supplier Personnel who are approved in writing by Qwest to be involved in any effort under this Agreement will be provided reasonable access to Qwest's premises during mutually agreed times as necessary. Supplier Personnel shall comply with site and security regulations specified by Qwest.

     4.3 For all Products not on Supplier's price list ("Non-Price List Products"), Qwest shall issue a written request for proposal ("RFP") to Supplier no later than (***) prior to the required equipment ship date for Non-Price List Products included in the Forecast. Non-forecasted Non-Price List Products equipment will require (***) advance notice to Supplier. Supplier's sales engineering shall issue a written proposal to Qwest for Product purchases within two weeks of receipt of the RFP, or a reasonable time thereafter as necessary to complete the proposal.

5.   GOVERNANCE

     5.1  Meetings.
          --------

     By October, 1, 2000, the Parties will mutually determine appropriate intervals for periodic meetings to be held between representatives of Qwest and Supplier. At a minimum, these meetings will include the following:

          (a)  a weekly meeting between the respective project management teams;

          (b) a monthly management meeting to review Supplier's progress under open Purchase Orders, project schedules, financial and administrative matters and such other matters as appropriate; and

          (c) a quarterly executive review meeting to review relevant contract and performance issues.

     Each Party's Program Manager or individual designated by the Program Manager will attend each meeting.

     5.2  Personnel.
          ---------

     Qwest reserves the right to require replacement of any Supplier's employee or contractor performing work for Supplier under this Agreement if Qwest is dissatisfied with the performance of that individual and determines that the continued assignment of such individual is not in the best interest of Qwest. Qwest shall give Supplier written notice requesting that the individual be replaced (***). Supplier shall replace such individual with a person of suitable ability and qualifications within (***) from the request or such additional time period as may be reasonably required under the circumstances.

     5.3  Reports.
          -------

     Supplier shall provide to Qwest written progress reports as agreed by the Parties, on at least a weekly basis, delivered by electronic mail followed by a paper copy to Qwest's designated representative. Progress reports shall include: (i) the status of delivery under all open Purchase Orders for Products; (ii) items completed during the reporting period; (iii) items to be completed within the next reporting period; (iv) open action items; and (v) any other action items required by Qwest, listing the party responsible for such actions.

6.   PRICING

     6.1 Qwest will receive incremental discounts off the list price of the Products set forth in Schedule C (the "List Price") based upon its aggregate purchases of Products under this Agreement (the "Aggregate Purchase Amount") as follows:

          (a) When the Aggregate Purchase Amount is less than or equal to (***), Qwest shall receive a (***) discount off List Price for such increment; and

          (b) When the Aggregate Purchase Amount is greater than (***) but less than or equal to (***), Qwest shall receive a (***) discount off List Price for such increment; and

          (c) When the Aggregate Purchase Amount is greater than (***) but less than or equal to (***), Qwest shall receive a (***) discount off List Price for such increment; and

          (d) When the Aggregate Purchase Amount is greater than (***) but less than or equal to (***), Qwest shall receive a (***) discount off List Price for such increment; and

          (e) When the Aggregate Purchase Amount is greater than (***) but less than or equal to (***), Qwest shall receive a (***) discount off List Price for such increment; and

          (f) When the Aggregate Purchase Amount is greater than (***), Qwest shall receive a (***) discount off List Price for such increment.

     All above amounts are net of Qwest's discount.

     An illustration of how such discount structure works is as follows.

     For purchases up to (***), Qwest shall receive a (***) discount on the (***) of Product and a (***) discount on the additional (***) of Product. Total net Product purchased would be (***).

7.   ORDERING

     7.1 (a) Qwest (or an Approved Affiliate) shall issue Purchase Orders, a form of which is attached hereto as Schedule B, to acquire all
                                              -----------
          Products and Services under this Agreement. All Purchase Orders must be submitted (***) prior to the delivery date designated in the Purchase Order (with respect to (i), below) or as agreed upon by the Parties (with respect to (ii), below) (the "Order By Date"). Upon request by Qwest, the Parties will in good faith discuss a shorter period for Purchase Order submission.

          (i) For all Purchase Orders less than or equal to (***) of the Forecast amount which are submitted prior to the Order By Date, Supplier agrees to be bound by the designated delivery date.

          (ii) For all Purchase Orders that are in excess of (***) of the Forecast or are submitted after the Order By Date, (***) will (***) on the (***).

     7.2 Supplier shall confirm and accept the Purchase Order in writing in accordance with Schedule D at which point the Purchase Order shall
                          ----------
          become a binding commitment. Subject to Section 7.1, Supplier agrees to accept all Purchase Orders issued by Qwest under this Agreement provided that such Purchase Orders conform with the requirements of this Agreement.

     7.3  Any changes to a Purchase Order shall be made in writing.

     7.4 All Purchase Orders issued hereunder by Qwest or the Approved Affiliates shall reference this Agreement and shall be deemed to incorporate and be governed solely by the terms and conditions set forth herein. Any changes to the terms and conditions of the Agreement contained in any Purchase

          Order or Supplier's written acknowledgement thereof shall have no force or effect.

     7.4 Approved Affiliates may purchase Products and Services under this Agreement, provided that the Approved Affiliates agree to be bound by the applicable terms and conditions of this Agreement.

8.   DELIVERY AND SHIPMENT

     8.1 Supplier shall deliver Products as required under this Agreement to Qwest or Approved Affiliates (as applicable) at the locations and at the times specified by Qwest or Approved Affiliates (as applicable), and agreed to by Supplier in an accepted Purchase Order, this Agreement or as otherwise agreed in writing by the Parties. For purposes of this Section 8, "Buyer" shall mean Qwest or its Approved Affiliate, as applicable. Supplier shall deliver all Products and Services at the designated location in a timely manner.

     8.2 Supplier shall ship all Products, freight prepaid, FOB destination designated in the Purchase Order or to such other location as the Parties may agree ("Destination"). The method of shipment shall be
                              -----------
          consistent with the nature of the Products and hazards of transportation. Risk of loss for all Products ordered in accordance with this Agreement shall pass to Buyer upon delivery by Supplier at the Destination except loss or damage attributable to the Supplier's fault or gross negligence. Such loss, damage, or destruction shall not release Supplier from any obligation hereunder. Title to Products (excluding Software) shall pass to Buyer upon delivery to the Destination. Supplier shall convey good title, free from any claim or encumbrance, for all Products (excluding Software) delivered to Buyer under this Agreement. Supplier will pack the Products purchased hereunder for transport in accordance with its commercial standards and will deliver the Products to a carrier of the mode of transportation selected by Supplier unless otherwise agreed upon in writing by the Parties.

     8.3 If Supplier fails to meet any agreed schedule, Buyer, without limiting its other rights or remedies as may exist, may direct expedited routing of Products and any excess costs incurred thereby shall be paid by Supplier unless otherwise agreed in writing by the Parties. Buyer shall not be liable for Supplier's commitments or production arrangements in excess of the amount, or in advance of the time, necessary to meet Buyer's delivery schedule. Delivery shall not occur (***) in advance of the scheduled date of delivery unless otherwise agreed in a signed writing by Supplier and Buyer. For delivery to new sites, such advance delivery shall not be allowed, except as set forth in a signed writing executed by Buyer. If delivery occurs prior to the period authorized above and designated storage has not already been established by Supplier, Buyer may (i) return delivered items at Supplier's expense for proper delivery, or
          (ii) place delivered items in storage at Supplier's expense until the scheduled date of delivery.

     8.4 The Parties agree that for all shipments that otherwise meet the designated delivery dates (a) any failure to supply all Products ordered in a single shipment or (b) any partial shipment or delivery of an Order in installments shall not constitute a breach of this Agreement provided that Supplier has received Buyer's prior written approval of the same, such approval not to be unreasonably withheld.

     8.5  Performance Incentives

          (a) Subject to Section 8.4, for accepted Purchase Orders of Products with an aggregate value of (***) or more, Supplier and Qwest agree that it may be difficult, if not impossible, to accurately determine the amount of damages that Qwest may incur if Supplier fails to deliver the Products as scheduled. Accordingly, if delivery has not occurred with respect to any Product, Segment or System (***) of a Forecast as of the scheduled date, in addition to its other rights and remedies hereunder, Buyer shall be entitled to daily performance incentives in a specified and predetermined amount of (***) of the total price of the affected Product, Segment or System, per day late, up to a maximum of (***) of total price of the Product, Segment or System ("Performance Incentive").
                -----------------------

          (b) Buyer shall not assess Performance Incentives to the extent that Supplier has been delayed by Buyer not fulfilling its obligations described in Section 4.

          (c)  Buyer may in its sole discretion by written notice to Supplier
               (a) unilaterally delay the scheduled delivery date of any Product or Service or (b) cancel or suspend delivery of any Product or Service ordered under this Agreement. Such unilateral delay, cancellation or suspension shall be without penalty or cost provided that Buyer gives written notice to Supplier at least (***) prior to the scheduled shipping date of the affected Product or the scheduled delivery date of the affected Service. If a delay directed by Buyer lasts more than (***) beyond the scheduled delivery date of the Product, or a cancellation directed by Buyer occurs within (***) of the scheduled shipping date of the Product, Buyer agrees to pay

               Supplier for the actual restocking costs it incurs as a result of the delay or cancellation, not (***) of the (***) of the affected Product. The foregoing shall be Supplier's sole remedy for delay, cancellation or suspension of the delivery of a Product or Service by Buyer.

     8.6 Equipment Tracking Data. Supplier shall provide Qwest with quarterly reports containing the following information in a jointly developed format. The reports shall contain Equipment information, including:
          (1) a description of the Equipment; (2) Supplier part number; (3) Equipment destination by building (final); (4) shipping date; and (5) Supplier serial number.

     8.7 In the event that Qwest installs a bar coding system for its fixed assets, Supplier shall apply a Qwest asset tag (to be supplied by Qwest) at either the manufacturing site or at the point of shipment for the Equipment in a manner that allows Qwest to easily read the asset tag. Supplier may charge an agreed fee to cover any reasonable Supplier's costs associated with such bar coding system. A joint meeting will be held between Supplier and Qwest within thirty (30) days of contract execution to further define these requirements and fees (if any).


9.   PAYMENT TERMS

     9.1 Subject to Section 12, Supplier shall invoice Qwest for Products upon shipment (and shall invoice Approved Affiliates for shipment to Approved Affiliates) and Qwest (or the Approved Affiliates) shall pay to Supplier the price of each shipment (including any prepaid transportation and/or insurance) within (***) from the date of Acceptance. For all other Services (including Services provided to any Approved Affiliate), Supplier shall invoice Qwest (or the Approved Affiliate, as applicable) upon Acceptance of the Services. Charges for any other amounts payable pursuant to this Agreement shall be paid by Qwest within (***) from the date of invoice. All payments shall be made in U.S. Dollars. The date of the payment shall be deemed to be the date (***) is (***).

     9.2 Qwest is not required to pay invoiced amounts disputed in good faith until such dispute is resolved; provided, however, Qwest shall pay that (***) of a (***) which is (***) unless it is (***) to (***). Once the dispute is resolved, the invoice shall be paid within (***) following such resolution, or in the time frame set out in Section 9.1, whichever is greater.

     9.4 Credits owed to Qwest under this Agreement, may be applied against amounts owed to Supplier under this Agreement, or at Qwest's request for amounts other than Management Discounts, retroactive discounts paid to Qwest within (***) following such request.

     9.5 Payment shall not be considered Acceptance of any Products or Services (which Acceptance shall be as set forth in Section (12). Supplier shall provide Equipment, Software and Services without interruption in the event of disputes concerning an invoice amount provided that the Parties are working together in good faith to resolve the dispute.

10.  PRODUCT REQUIREMENTS

     The following provision shall apply to all Products provided under this Agreement.

     10.1 Documentation.
          -------------

          (a) Supplier shall furnish to Qwest one set of Documentation per Installation Site on CD ROM, and a reasonable number of complete sets in both CD ROM and paper form for Qwest engineering staff for use in the operation and ongoing maintenance of the Products. Supplier shall deliver reasonable Documentation to allow Qwest to install and use each ISU and Enhancement.

          (b) Qwest may copy the Documentation subject to the rights and restrictions in this Agreement and for Qwest's internal use only. All such Documentation is to be treated in accordance with the terms of this Agreement. Updates to Documentation shall be provided at no charge during the Warranty Period.

          (c) The Documentation shall describe fully the proper procedure for using the Products and provide sufficient information to enable Qwest to operate and maintain the Products.

     10.2 Equipment.
          ---------

          (a) Supplier shall make available to Qwest sufficient repair and spare parts for each Product furnished under this Agreement to keep such Product Operative for a period of (***) from the date of last shipment of the Product. (***) for (***) shall not exceed (***) for (***) from the (***) of (***). After such period, the (***) for such (***) shall be at (***). Supplier, at its option and expense, may replace Products for which repair parts are no longer available with functionally equivalent Products provided that such products are Network Compatible.

          (b) Supplier shall provide Qwest with written notice of the manufacturing discontinuance for any particular Product, and, subject to subsection (a) above, shall furnish the repair parts to Qwest at the (***) unless furnished during the Warranty Period in which case a supply that may be reasonably needed during the Warranty Period, and would otherwise be included at no cost pursuant to the Warranty provided in Section 17, shall be supplied (***).

          (c) Supplier shall neither provide nor incorporate any Product which adversely affects Form, Fit or Function, Network Compatibility, interface or interchangeability of Qwest's existing hardware or software environment without the prior express written approval of Qwest. Qwest shall notify Supplier if it becomes aware that a Product is not Network Compatible.

          (d) In the event of a Class A Change; Supplier shall provide immediate written notice to Qwest and shall proceed promptly to make the necessary changes at Supplier's expense per the repair and return procedures set forth in Schedule H, Supplier shall
                                                  ----------
               bear all costs and expenses relating to such retrofit or replacement and all peripheral equipment and software

          (e)  All changes must be Network Compatible.

     10.3 Substitutions and Modifications.
          -------------------------------

          Supplier shall give Qwest (***) advance written notice of any material modification in the design or Specifications of the Products supplied hereunder to Products previously made available hereunder. If any such modification, which affects the Form, Fit or Function of the Products and (i) adversely affects the expected life, operation or performance of any Equipment or Software; (ii) causes Qwest to incur significant costs (including without limitation a write down of equipment or equipment-related assets); (iii) prevents proper operation of equipment in the Qwest network that otherwise meets Specifications; or (iv) prevents any Product from meeting the applicable Specifications, Qwest shall have the right to return to Supplier such modified Product and Supplier shall have the obligation of replacing such modified Product with compliant Product. No such replacement or substitution shall result in an increased purchase price.

     10.4 Incremental Software Updates.
          ----------------------------

          During the Warranty Period and in accordance with Section 13.2, Supplier shall offer to Qwest any ISUs contained in a Release or Version of the Software at no additional charge when they are made available to any of Supplier's other customers or upon a production of new Release or Version. Providing such ISUs shall not relieve Qwest of its obligation to pay license fees otherwise due for Enhancements used by Qwest. Qwest shall be responsible for installation of such ISUs in the network. Supplier shall make all Releases available to Qwest no later than it makes the same available to any of Supplier's other customers.

     10.5 Training.
          --------

          Supplier shall provide the training courses referred to in Schedule E
                                                                     ----------
          at the prices set forth in Schedule C.  Supplier shall provide, at no
                                     ----------
          additional charge, (***) network training seat days ("Seat Days") for
                                                                ---------
          the Term of this Agreement; provided, however, that (***) where the training involves teaching trainers how to train other individuals at Qwest (hereinafter a "Train The Trainer Seat Day") will count as
                                --------------------------
          (***). The training will take place at a Supplier training location agreed to by the Parties, and will consist of materials developed and controlled by Supplier. All travel and living expenses for the training sessions shall be borne by Qwest. Training in addition to that described in this Section 10.5 shall be provided at the then current Supplier rates.

11.  CHANGES IN THE WORK

     11.1 If Qwest finds there is a need to request that Supplier perform services or provide products beyond the scope of this Agreement, then
          (i) Qwest shall submit a proposed amendment to the Schedules or this Agreement in writing and (ii) Supplier shall evaluate the impact of the proposed change considering cost, schedule and performance as well as any impact on the delivery of Products and Services to be provided hereunder and shall respond by providing Qwest with a formal proposal. The Parties may then further negotiate the proposed amendment or incorporate Supplier's proposal by written agreement as an amendment to this Agreement.

     11.2 If Supplier finds that there is a need for it to perform services or provide products beyond the scope of this Agreement, then Supplier shall submit a formal proposal detailing the proposed amendment in writing and evaluating the impact of the proposed amendment on cost, schedule and performance as well as any on the delivery of Products and Services to be provided hereunder. The Parties may then further negotiate the proposed amendment or incorporate Supplier's proposal by written agreement as an amendment to this Agreement.

     11.3 Any additional charges authorized by Qwest in writing, not contained in any Purchase Order or Schedule, shall reflect Supplier time and materials (and Supplier subcontractor time and materials) as stated in Schedule C or as otherwise agreed by the Parties in writing.
          ----------

     11.4 Claims for Delay.
          ----------------

          (a) If Supplier wishes to request an extension in the delivery date for Products provided in a Purchase Order, written request shall be given to Qwest at the time the delay begins, or within (***) thereafter if the resulting delay was not reasonably foreseeable. The request shall state the circumstances of the occurrence, the justification for the delay and extension of time, and the estimated duration of the delay and extension requested.
               Supplier shall also be obligated to do all in its power to mitigate the adverse impact of such delay at no additional cost to Qwest.

          (b) Supplier agrees that it shall not request extensions of time resulting from normal inclement weather.

          (c) An extension of time shall be the sole remedy of Supplier for any delay caused by any reason or occurrence. Subject to Section 8.5, Supplier acknowledges such extension of time to be its sole remedy and agrees to make no claim for damages or added charges of any sort for delay in the performance of this Agreement or any Purchase Order for any reason. Entitlement to any such extension of time shall be subject to compliance with all notice and submission requirements imposed by the Agreement concerning such claims.

12.  (***) AND ACCEPTANCE

12.1 (***).
     ----------------

          All Products shall be subject to a (***) as set forth in (***) hereto. In addition, for Products not certified by Qwest as (***) Accepted, Qwest agrees to (***) and (***) a (***) by (***) by (***), such (***)
          to be generally in accordance with (***), and as finally (***) by (***). Upon successful completion of the (***) Qwest will (***) in a form determined by Qwest, such Products as certified for "Expedited
                                                                    ---------
          Acceptance." Upon receipt of such certification by Qwest, Qwest and
          ----------
          the Approved Affiliates shall have the right to inspect and reject such Products for failure to be Network Compatible or other errors for a period of (***) from delivery (the "Expedited Inspection Period"). Such Products shall be deemed to have passed inspection and accepted after the expiration of the Expedited Inspection Period, unless Qwest or the Approved Affiliate notifies Supplier, during the Expedited Inspection Period, of a reasonable cause for rejection of the Products due to a failure (***) or other error.

          For all Products that have not been (***) Accepted by Qwest, each Approved Affiliate may perform (***). Upon successful completion of the (***), such Approved Affiliate (***) that for such Approved Affiliate, such Product is certified for Expedited Acceptance. Such Approved Affiliate shall then have the right to inspect and reject such Product for failure to be Network Compatible for the Expedited Inspection Period.

12.2 Acceptance.
     ----------

          For any Products not certified for Expedited Acceptance, Qwest shall have the right to inspect and reject such Products for failure to be Network Compatible or other errors for a period of (***) from scheduled delivery (the "Inspection Period"). Such Products shall be deemed to have passed inspection and accepted after the expiration of the Inspection Period, unless Qwest notifies Supplier, during the Inspection Period, of a reasonable cause for rejection of the Products due to a failure to be Network Compatible or other error. Notwithstanding the foregoing, Products will be deemed accepted upon the full (***) for (***) with (***) by Qwest, irrespective of Expedited Acceptance status or the expiration of the Inspection Period. Any subsequent order of a Product that has previously been accepted pursuant to this Section 12.2 (***) the (***) in (***).

12.3 Failure of Acceptance.
     ---------------------

          Qwest's payment obligations in Section 9 are contingent upon acceptance of the corresponding Product and related Services in accordance with Sections 12.1 and 12.2 and (***). If a Product fails to achieve acceptance as provided in Sections 12.1 and 12.2, Qwest may return the Product, title to which shall pass to Supplier upon delivery to Supplier, and apply amounts paid for such Product, if any, and related Services to any unpaid Supplier invoice hereunder upon written notice to Supplier, or upon written demand by Qwest, Supplier shall repay such amounts, if paid by Qwest, to Qwest.

12.4 New Products.
     ------------

          In the event Supplier develops New Products Supplier will give Qwest (***) notice thereof, along with the expected Specifications therefor and pricing and discounts. Qwest may request that this Agreement be amended in order to make the terms of this Agreement applicable to the purchase by Qwest of New Products and the Parties shall negotiate in good faith the terms of such amendment, including pricing, discounts, and delivery schedules, and the conduct by Qwest of a (***) for the New Product.  Such (***) shall be substantially similar to the (***) described in (***) hereto.  If the (***)
                                 -----
          for the New Product is successful, such New Products will be certified for Expedited Acceptance and the terms of this Agreement, as amended with respect to the New Product, shall apply to the purchase and sale of such new Products. New Products shall mean Products with material changes in previously applicable Specifications, which Specifications have not been approved by Qwest.

13.  SOFTWARE

     13.1 License Grant.
          -------------

          Upon delivery of Software hereunder, Supplier grants to Qwest and its Affiliates (***) and (***), (for the purposes of this Section, each a

          "Licensee") a nonexclusive, irrevocable, perpetual, worldwide license
           --------
          and right to use and make copies of the Software and the Intellectual Property Rights for which Qwest has paid Supplier a license fee for use solely with the applicable Products so long as Licensee uses such Products in accordance with this Agreement. Enhancements may be provided at a later date as set forth in Schedule C. A "right to use" license under the same terms and conditions as set forth in this
          Section 13 for such Enhancement will be effective upon payment by Qwest.

     13.2 Releases.
          --------

          Supplier may, from time to time, issue Releases of the Software. As set forth in Section 1 (Definitions), Supplier may classify such Release as (i) an Enhancement, (ii) an ISU or (iii) both. During the Warranty Period and the term of any maintenance or support agreement, (***) shall (***) with (***) of (***). Qwest acknowledges that from time to time Enhancements may be contained in a Release that have not been licensed to Qwest. Qwest and Supplier shall agree in writing on the license fee for Enhancements that Qwest, in its sole discretion, decides to use. Notwithstanding the foregoing, ISUs and Enhancements shall not include the cost of any associated hardware that may be required to update such ISUs. Qwest shall be responsible for the installation of such Releases in the Network.

     13.3 Title.
          -----

          Subject to Section 13.5, Title to the Software described herein shall remain with Supplier, or with the various suppliers to Supplier whose software or software components are contained in the Software and whose rights of ownership are maintained through restrictive agreements with Supplier.

     13.4 Limitations of License Grant.
          ----------------------------

          (a) The Software and Documentation are to be used only by the Licensee, for its own business use, and only for the intended use of the Software and Documentation (***) and (***) and only in connection with Product for which a license fee has been paid.

          (b) Licensed use is limited to the Software as delivered by Supplier to Licensee and does not permit modification or use of any modified form of the Software, except for minor user modifications or customizations. Licensee may not duplicate the Software, except to make a reasonable number of backup copies of the Software for use in the event of Product failure. If duplication (***) for (***) then (***) shall (***) and (***) to (***) the (***) of (***).

          (c) The Software and Documentation furnished hereunder are the property of Supplier and are to be considered Supplier's proprietary information. Licensee shall not (***) or (***) the (***) or (***), or (***) or (***) of (***)), before or after termination of this Agreement, except as may be permitted in writing by Supplier. Licensee shall immediately notify Supplier, in writing, of any knowledge that any unlicensed party possesses the Software or Documentation. Licensee shall safeguard said Software with the same degree of care and diligence as Licensee affords to its own similar property.

          (d) Qwest acknowledges that Software may contain programs that have been supplied by, and are proprietary to, third party software suppliers. The terms and conditions of any such third party program licenses may be different than the terms herein, and in such event, Qwest must agree in writing to such terms prior to delivery for such terms to be effective. Supplier will extend to Qwest any rights Supplier may have under any such third party licenses

     13.5  Derived Products and Derived Dependent Products.
           -----------------------------------------------

          (a) Any (i) Qwest (or Qwest Affiliate) (***) from the (***) of the (***) and the (***) of (***) by Qwest (ii) Qwest (or Qwest Affiliate) (***) or (***); (iii) Qwest (or Qwest Affiliate) (***) or (***) of the (***) or (***) Qwest; and (iv) unless otherwise set forth in a signed writing by the Parties referencing this Section, any portion of a (***) configuration, application or arrangement of the Software created by Supplier (either with or without Qwest) after a (***) by Qwest therefore shall not be considered derived products and shall be distinct in ownership from that of the Software as received by Qwest and shall be owned by Qwest (and are hereby assigned to Qwest) (collectively, the "Qwest Products"). The foregoing (iv) shall not (***) to (***) or (***) or (***) and does not (***) in any (***) to (***) of the
               (***) from (***) of any (***) or (***). Any other configuration, application, or arrangement of the Software, shall be considered a derivative work and shall be the sole and exclusive property of Supplier; provided, however, that Supplier may, at its discretion, assign or license (***) or (***) not to be unreasonably withheld.

          (b)  Any (***) or (***) of (***), which are (***) of the (***) and are

               (***) the (***) for (***), shall be considered a derived products to which Supplier retains title and ownership and to which Licensee is granted an exclusive perpetual, irrevocable, worldwide right to use solely in its dependent form, and in conjunction with the Software for so long as such Licensee uses such Software in accordance with this Agreement.

          (c) Supplier expressly prohibits, and Licensee agrees to refrain from, any attempt by Licensee, Licensee's agent or to permit any third party to disassemble, reverse compile, reverse engineer, or, in any similar way, expose the actual instruction sequences, internal logic, protocols, algorithms or other intellectual property represented within the Software, which Supplier considers to be its proprietary information and trade secret whether or not said intellectual property is included in any patent or copyright. Notwithstanding any other provision of this Agreement, any (***), or (***) by Licensee or any other party shall not be assigned and shall be deemed the property of Supplier, for which no right to use is granted to Licensee herein and for which Supplier shall bear no obligations for support.

     13.6 Software Maintenance and Support.
          --------------------------------

          (a) Supplier shall provide Software technical support services as provided in Schedule G.
                           ----------

          (b) Notice to Qwest of corrections or additions, modifications or adjustments to the Software generally available to other Supplier's customers with the same Release shall be sent to a designated Qwest contact. Supplier will, at its own discretion, make such additions, modifications or adjustments to the Release of the Software commonly known as the Current Release except if such adversely affects the Form, Fit or Function, in which case Qwest may refuse to accept such without amending its rights or Supplier's obligations hereunder.

          (c) Supplier agrees that at any point in time it will support the then Current Release of the Software plus the (***) immediately preceding Releases.

     13.7 (***) Delivery.
          --------------

          (a) Supplier shall keep and maintain a copy of Software (***) and other Documentation relevant to the use and maintenance of the

               Software licensed hereunder, including without limitation the Current Release of the Software. Should Supplier at a future date (i) declare voluntary bankruptcy or be the subject of an involuntary bankruptcy (***) or (***) (or, (***) may (***) or (***)) of the Software; or (ii) cease supporting the Products or any other product incorporating such Software (***) pursuant to this Agreement for a non-material amount of time, then Supplier agrees and commits to Qwest that it will promptly and (***) to the fullest extent permitted by any third party intellectual owners, make available all such Software (***) which Supplier has a legal right to sublicense, and hereby grants to Qwest a non-exclusive perpetual, irrevocable, worldwide license to use, modify (including creating derivative works), and copy such Software (***) solely for the purpose of supporting and maintaining the Products including Software and only for so long as Licensee (***) such Products or Software in accordance with this Agreement.

          (b) Supplier acknowledges that if a trustee in bankruptcy or Supplier as a debtor in possession rejects this Agreement, Qwest may elect to retain its rights under this Subsection as provided in Section 365(n) of Title 11, United States Code (the "Bankruptcy Code").
                                                            ---------------
               In that event, the license for the Software (***) will include the following provisions:

               (i) Qwest has no further recourse with respect to support in the areas to which the license applies;

               (ii) Supplier will assume no obligations or liabilities with respect to infringement (related to the (***)), and/or Qwest's inability to successfully support the Software (***); and

               (iii) Supplier's then standard terms applicable to
                     confidentiality obligations and Supplier's disclaimer of liabilities with respect to Qwest's subsequent use (of the Software (***)).

     13.8 Documentation.
          -------------

          In addition to the requirements of Section 10.1, Supplier shall provide one set of instructions and reference manuals in both printed and electronic forms free of charge for all Software. All such sets of instructions and reference manuals are ordered as separate line items. Licensee may purchase additional sets at the price and discount specified on Schedule C. Planning guides are available and
                                ----------
          will be delivered free of charge with
          each and every Release delivered to Licensee.

     13.9 Transfer of License.
          -------------------

          (a) Qwest may transfer, assign or sublicense (such sublicense only to the extent (***) to (***) those rights (***) to use the Products), any license granted by Supplier hereunder, to any Affiliate, holding company, subsidiary of holding company, subsidiary, associated company, or successor in interest of Qwest or any person controlling or controlled by any of the foregoing or to any person directly or indirectly under common control with Qwest (collectively, "License Transferee"), provided such License Transferee (i) has (***) to be (***) by the (***) of (***) and (ii) of which (***) has (***).

          (b) Qwest and any successor to Qwest's title in any Products shall have the right without further consent of Supplier to assign or sublicense (such sublicense only to the extent necessary to grant those rights necessary to use the Products), the License herein granted to any other party who subsequently acquires the right to use the applicable Products, provided that any such other party prior to the transfer of the applicable Software (***) the terms and conditions of this license.

14.  TECHNOLOGY CURRENCY

     Supplier understands and acknowledges that Qwest is entering into this obligation (including but not limited to the incorporated pricing and discount terms) based on the expectation that Supplier will (***) (i) continue to remain technologically competitive and (ii) offer products to Qwest that will allow productivity savings, based on Qwest's use of such products. Supplier shall (***) provide products using current technologies that will enable Qwest to take advantage of technological advancements in its industry and support Qwest's efforts to remain competitive in the markets in which it competes.

15.  INFRINGEMENT WARRANTY AND INDEMNITY

     15.1 Supplier warrants that it or its Affiliates are the owner of the Intellectual Property Rights of the Products, or, if the Products or other materials contain third party products or software, that Supplier has the full power and authority to deliver, convey and grant to Qwest the related license and other rights granted under this Agreement. Supplier further warrants that Supplier's provision of Services under this Agreement, grant of the licenses hereunder, and Qwest's use of the Products will not constitute a misappropriation of any trade secrets, infringement or misappropriation of any copyright or trademark or (***) any patent.

     15.2 Supplier shall defend or settle, at its expense, any threatened or actual claim, suit or proceeding made against Qwest that use of the Products infringes any patent, trademark, copyright, trade secret or other intellectual property right of a third party ("Infringement
                                                               ------------
          Claim"), and shall indemnify Qwest and hold it harmless against all
          -----
          damages, claims, costs of investigation, litigation, settlements, judgments and disbursements, including reasonable attorneys' fees ("Losses") arising out of the foregoing. In order for this
            ------
          indemnification to apply to a claim, Qwest shall give Supplier prompt notice following Qwest's knowledge of any such Infringement Claim, shall allow Supplier to control the defense of and settlement negotiations with regard to such claim, provided that Qwest shall approve the terms of any settlement or compromise with respect to any Infringement Claim directed to Qwest's use of the Product unless Supplier has the (***) the settlement or compromise. The Parties shall provide reasonable cooperation and assistance in the defense of the Infringement Claim.

     15.3 If any Product furnished under this Agreement becomes, or in Qwest or Supplier's reasonable opinion is likely to become, the subject of any claim, suit, injunction or proceeding arising from or alleging infringement of, or in the event of any adjudication that such Product infringes on, any Intellectual Property Right, Supplier, at its expense, shall take the following actions in the listed order of preference:

          (a) (***) procure in a timely manner for Qwest and its Affiliates (if applicable) the right to continue using the Product (***) or (***) of (***) or (***); or if those efforts are unavailing;

          (b) (***) replace or modify the Product to make it non-infringing; provided, however, that such modification or replacement shall not materially degrade the operation or materially impair the performance of the Product, or otherwise make it incompatible with Qwest's current network; or

          (c) if (a) and (b) are commercially impracticable or would cause the Products to fail to be Network Compatible, accept return of the Product and refund Qwest all amounts paid therefor, including any prepaid maintenance and support fees, and pay Qwest any additional costs incurred by Qwest in acquiring a comparable replacement for the infringing Product. Any refund of amounts paid may be reduced based on depreciation of the Product on straight line basis over a (***).

     15.4 Supplier shall have no liability in respect of any Infringement Claim based on the use of a Product to the extent that such claim (i) is based on a use of a Product by Qwest in a manner or for a purpose not contemplated by this Agreement; (ii) is based on a use of the Product by Qwest in combination with other non-Supplier products where such combination is not reasonably contemplated by this Agreement, provided the Infringement Claim arises solely from such combination; or (iii) is based on a modification of the Product by Qwest where such modification has not authorized by Supplier in writing.

     15.5 This Section 15 establishes the entire rights and obligations of the Parties for claims of infringement of Intellectual Property Rights.

16.  KNOW HOW AND NEW TECHNOLOGY

     Notwithstanding anything to the contrary contained in this Agreement, each Party shall be entitled, without royalty to the other Party, to use, disclose and sell any know-how retained in the minds of employees of such Party, expertise, techniques, approaches or concepts (the "Know-how")
                                                                --------
     developed or acquired in the course of performing under this Agreement. The Parties agree that Know-how shall not include any Qwest, Supplier or third party (***) and (***) or (***), any (***), or any Confidential Information of the other Party. The foregoing shall not be construed as granting a license in any Intellectual Property Rights. The Parties recognize that New Technology may be developed during the Term. If any New Technology is deemed by the Party that created it to be deserving of intellectual property protection, then that Party is responsible for taking steps to protect any interests it may have in such New Technology and may (***) such New Technology during its pursuit of Intellectual Property Rights in the same.

17.  WARRANTY

     17.1  Equipment

           (a) Supplier warrants that Equipment supplied hereunder will be Operative and free from defective material and faulty workmanship for (***) from the (***) stamped on the Equipment or, if the date of shipment is not marked on the Equipment, (***) from the (***) ("Warranty Period").

           (b) The foregoing Equipment warranty shall not apply to the extent that (i) the Nonconformity is caused by the Equipment having been altered or repaired by any party other than Supplier without Supplier's prior, written consent; (ii) the Nonconformity results from Qwest's (***) of the Equipment; or (iii) the Equipment having been damaged by (***). This foregoing Equipment warranty does not apply to items normally consumed in operation, such as, but not limited to, lamps and fuses.

          (c) If a Nonconformity occurs, Qwest shall give Supplier a reasonable opportunity to repair or replace such Equipment, as set forth in Schedule H, before exercising any other rights or remedies it may
               ----------
               have under this Agreement.

          (d) Supplier shall provide technical support for a Product performed by qualified and competent personnel for a period of (***) after Acceptance of the Product as set forth in Schedule G.
                                                         ----------

     17.2 Supplier warrants the Software, but not including embedded software or firmware (which is addressed in Section 17.1), will be Operative through the (***) after the (***) of the Software, provided that the foregoing warranty shall not apply if Qwest has (***) for (***) which would (***) of (***) and (***) to (***) such Releases. At Qwest's option, Supplier shall provide software maintenance and support after the initial Warranty Period pursuant to the terms and conditions of the Software Maintenance Agreement, attached hereto as Schedule I.
                                                                  ----------

     17.3  Supplier warrants that the Software, ISUs, Enhancements, Releases and Versions and any media used to distribute it does not contain any computer instructions, circuitry, routines or other technological means ("Harmful Code") whose purpose is to disrupt, damage or
                   ------------
           interfere with Qwest's use of its computer and telecommunications facilities for their commercial, test or research and development purposes. Supplier shall indemnify Qwest and hold Qwest harmless from and against any and all claims, losses, costs, liabilities, damages and/or expenses, including reasonable attorneys fees, arising from the presence of Harmful Code in or with the Software or contained on media delivered by Supplier.

     17.4 Supplier shall perform all Services required under this Agreement including without limitation, customization services, implementation, maintenance services and training services in a good and workmanlike manner and shall be responsible for the capabilities, limitations and performance of any development tools used in providing its Services. With Qwest's prior written consent, Supplier may perform its (***) hereunder through an agent.

     17.5 Supplier warrants during the Warranty Period that the Products provided hereunder shall be able to accurately process data (including without limitation, calculating, compiling and sequencing date data) from, into and between the twentieth and twenty-first centuries, including leap year calculations, and will create, store, process and exchange (input and output) information related to or including dates on or after January 1, 2000, without error or omissions ("Year 2000 Compliant").
                       -------------------

     17.6 The Warranty Period for any replacement Product provided by Supplier under this Agreement shall be the greater of (i) the remaining Warranty Period of the replaced Product on the date it went out of service; or (ii) an additional Warranty Period of (***) from the date of Acceptance of the replacement Product by Qwest.

     17.7 Upon expiration of the applicable Warranty Period for Equipment furnished hereunder, repair and replacement service for such Equipment shall be available to Qwest from Supplier in accordance with Schedule C and at charges (***).
                ----------

     17.8 The warranty for any third party items used in the Product shall be no less than the warranties for the rest of the Product. As of the Effective Date, there are not currently any third party items used in the Product that have a longer warranty period than the Warranty Period. If any third party items used in the Product have a longer warranty than granted herein then, to the extent permitted by the manufacturer, Supplier shall assign warranties for third party items which have a warranty period exceeding the Warranty Period to Qwest.

     17.9 Supplier represents and warrants that as of the Effective Date of this Agreement, the Supplier has not received written notice of any pending lawsuits, claims, disputes or actions that it reasonably considers significant (i) alleging that the Products infringe or misappropriate any Intellectual Property Rights, or (ii) adversely affecting the Products or Supplier's ability to undertake and perform its obligations under this Agreement.

     17.10 During the Warranty Period for a Product, Supplier shall provide warranty support services performed by qualified and competent
           personnel as set forth in Schedule H.   Supplier shall deliver to
                                     ----------
           Qwest and keep current a list of persons and telephone numbers ("Calling List") for Qwest to contact in order to obtain answers to
             ------------
           questions arising, or assistance in solving problems or Nonconformities occurring, during Qwest's use of any of the Products. The Calling List shall include (i) the first person to contact if a question arises or problem occurs, and (ii) the persons in successively more responsible or qualified positions to provide the answer or assistance desired. If Supplier does not respond promptly to any request by Qwest for telephone assistance, then Qwest may attempt to contact the next more responsible or qualified person on the Calling List until contact is made and a designated person responds to the call.

     17.11 After Qwest reports a suspected Nonconformity, Supplier shall provide a correction or work around or repair part to restore the Product (including the entire System) to Operative condition as soon as reasonably possible, but in any case in conformance with the designated repair times in the Specifications in the applicable Schedules to this Agreement.

     17.12 Any Release made available to any of Supplier's customers within the Warranty Period for any Product that correct Nonconformities shall be provided to Qwest at no additional charge. Such Release shall be in compliance with the performance and warranty requirements for any of the Products under this Agreement.

     17.13 Supplier warrants that the Products: (i) will meet all applicable standards including, but not limited to, ANSI and ISO Standards;
            (ii) will provide the functionality described in; (iii) will conform to the current environmental specifications set forth in the Bellcore New Equipment Building Standard; and (iv) will be Network Compatible.

     17.14 THE EXPRESS WARRANTIES IN THIS AGREEMENT INCLUDING THE SCHEDULES ATTACHED HERETO ARE IN LIEU OF ANY OTHER WARRANTY, WHETHER EXPRESS, IMPLIED OR STATUTORY, WITH RESPECT TO THE PRODUCT TO BE SUPPLIED UNDER THIS AGREEMENT. EXCEPT AS EXPRESSLY SET FORTH HEREIN, SUPPLIER SPECIFICALLY DISCLAIMS THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS AND THOSE ARISING FROM A COURSE OF DEALING OR USAGE OF TRADE. SUPPLIER NEITHER ASSUMES NOR AUTHORIZES ANY PERSON TO ASSUME FOR IT ANY OTHER LIABILITY. THE WARRANTIES EXPRESSED HEREIN SHALL NOT BE ASSIGNABLE TO ANY OTHER PARTY EXCEPT AS SUCH PRODUCTS OR OTHER RIGHTS ARE ASSIGNED OR OTHERWISE TRANSFERRED PURSUANT TO THE TERMS AND CONDITIONS OF THIS AGREEMENT.

18.  GENERAL INDEMNITY

     (***) shall indemnify and hold harmless (***) from any claim or damages due to the personal injury or death of any individual and against any reasonably foreseeable loss, damage, liability, cost or expense (including attorneys' fees) which may be incurred on account of any suit, claim, judgment, demand, or threat thereof, arising out of or caused by a willful or grossly negligent act or omission or an intentional act of misconduct of (***), its agents, employees or subcontractors.

19.  LIMITATION OF LIABILITY

     NEITHER PARTY SHALL BE LIABLE TO THE OTHER (OR ANYONE CLAIMING UNDER OR
          THROUGH THE OTHER) FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES ARISING FROM OR RELATED TO THIS AGREEMENT, INCLUDING, BUT NOT LIMITED TO, LOST PROFITS OR OTHER ECONOMIC ADVANTAGE, EVEN IF THE PARTIES HAVE KNOWLEDGE OF THE POSSIBILITY OF SUCH DAMAGES. PROVIDED, HOWEVER, THAT IF THE LAW OF ANY JURISDICTION APPLICABLE TO THIS AGREEMENT DOES NOT PERMIT SUCH DAMAGES TO BE COMPLETELY DISCLAIMED, THIS CLAUSE SHALL BE INTERPRETED AS NECESSARY TO GIVE THE FULL BENEFIT OF ANY DISCLAIMER OR LIMITATION OF SAID DAMAGES AS PERMITTED UNDER SUCH LAW. THE FOREGOING LIMITATION SHALL NOT APPLY IN THE EVENT OF LIABILITY ARISING FROM: (i) AN INDEMNITY UNDER SECTION 15 ("INFRINGEMENT WARRANTY AND INDEMNITY"), SECTION 17.3 ("HARMFUL CODE INDEMNITY") OR SECTION 18 ("GENERAL INDEMNITY"); (ii) A BREACH OF SUPPLIER'S CONFIDENTIALITY OBLIGATIONS IN SECTION 20 ("CONFIDENTIALITY"); OR (iii) THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF A PARTY, ITS AGENTS, ITS EMPLOYEES OR NOMINEES ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT.

20.  CONFIDENTIALITY

     20.1 This Agreement and all information marked as confidential and disclosed by either Party (the "Disclosing Party") to the other (the "Recipient"), or information of a confidential nature which is disclosed orally and for which a written summary is provided to the other Party (***) of (***) (provided that no written summary shall be required for confidential information of a (***) which is disclosed orally between the Parties' (***) which such personnel should reasonably understand to be confidential) shall be "Confidential
                                                              ------------
          Information".  Confidential Information constitutes a valuable asset
          -----------
          of and is proprietary to the Party disclosing or originally possessing it. Supplier acknowledges that Qwest keeps its customers' records strictly confidential. Supplier and its Representatives shall keep strictly confidential any Qwest customer records, whether or not they are marked as confidential. Neither Party shall willfully disclose Confidential Information or knowingly permit its Representatives to disclose Confidential Information to any person other than persons, including its Representatives, having a specific need to know in performance of the work. Each Party shall take reasonable care to insure fulfillment of this obligation, including instructing its Representatives not to sell, lease, assign, transfer, use outside their scope of employment or reveal any Confidential Information or Qwest customer records without prior written consent of the other Party. Recipient shall use the Disclosing Party's Confidential Information only for purposes of exercising its rights or fulfilling its obligations under this Agreement and shall disclose Confidential Information only to those (***) and (***) who have a need to know Confidential Information for purposes of this Agreement. Recipient shall return or destroy the Confidential Information (including all copies) when no longer needed or when requested to do so by the Disclosing Party Each Recipient shall take reasonable care to insure fulfillment of this obligation, including instructing its Representatives not to sell, lease, assign, transfer, use outside their scope of employment or reveal any Confidential Information, including but not limited to customer records, without prior written consent of the Disclosing Party.

    20.2 If a subpoena or other legal process in any way concerning Confidential Information is served upon Recipient, the Recipient shall notify the Disclosing Party promptly, and the Recipient shall cooperate with the Disclosing Party, at the latter's expense, in any lawful effort to contest the validity of such subpoena or other legal process.

    20.3 Notwithstanding the foregoing, if either Party is required by law or governmental regulation by compulsory judicial or administrative process to make any disclosure, including but not limited to those made in any registration statement, report or other document filed with the U.S. Securities and Exchange Commission or any other governmental agency, such disclosure will not be deemed to violate the terms of this Section, provided the Recipient promptly notifies the Disclosing Party of such disclosure and (***) to (***) a (***) or to (***) to protect the intent of the Parties to restrict disclosure of all Confidential Information and the terms of this Agreement, including but not limited to seeking confidential treatment of all such information in administrative filings. In addition, if the Recipient's efforts to seek confidential treatment or other protective measures for such information are not successful, such party may only make such disclosure after (i) providing written notice of the same to the disclosing party and (ii) (***) the Disclosing Party to take measures to secure the confidential treatment of the information.

    20.4 Qwest may disclose the Software to its contractors who have a need to know for purposes of exercising rights related to this Agreement, provided that such contractors have agreed in writing to observe in substance the obligations of Qwest set forth in this Section.

    20.5 The obligations of confidentiality in this Section shall not apply to any information which a Party has in its possession when disclosed to it by the Disclosing Party, information which a Party independently develops, information which is or becomes known to the public other than by breach of this Agreement or information rightfully received by a Party from a third party without the obligation of confidentiality.

    20.6 A Party shall not use the other Party's name or logo or refer to the other Party directly or indirectly in any advertising, sales presentation to any other person, news release, release to any professional or trade publication or for any other similar purpose without the other Party's prior written approval, provided that (i) Supplier may use Qwest's name or logo, or both, in a list of Supplier's customers, if such use does not imply endorsement and (ii) Qwest may use Supplier's name or logo, or both, in a list of Qwest's suppliers.

21.  TERMINATION, SURVIVAL

     21.1 Bankruptcy.  Either Party may terminate the Agreement if the other
          ----------
          Party shall: (a) file a voluntary petition under any bankruptcy or insolvency law, or file a voluntary petition under the reorganization or arrangement provisions of any law of any jurisdiction, or have proceedings under any such laws instituted against it which are not terminated within (***) of such commencement; (b) become insolvent, bankrupt, or admit in writing of its inability to pay all debts as they mature or make a general assignment for the benefit of or enter into any composition or arrangement with creditors; (c) authorize, apply for, or consent to the appointment of a receiver, trustee, or liquidator of all or a substantial part of its assets, or has proceedings seeking such appointment commenced against it which are not terminated within (***) of such commencement.

    21.2  Termination for Convenience.  Qwest may terminate or suspend this
          ---------------------------
          Agreement or a part thereof for convenience upon (***) written notice, and Qwest shall have no further obligations under this Agreement except for (i) payment due for any Products retained by Qwest for which Supplier has not received payment; (ii) payment due for any Services completed by Supplier for which Supplier has not received payment and (iii) payment of the difference between the (***) (as such amount exists as of the date of termination) and the amount of payments received by Supplier.

    21.3  Purchase Commitments of Acquired Entities.  If, during the Term of
          -----------------------------------------
          this Agreement, Qwest or any of its Affiliates acquire a controlling interest in or substantially all the assets of an entity ("Acquired
                                                                     --------
          Entity") that has an agreement with Supplier for products, services
          ------
          and/or software with remaining purchase commitments, Qwest may satisfy such purchase commitments under the original agreement between the Acquired Entity and Supplier or this Agreement provided that any amounts purchased by Qwest or its Affiliates that apply to the satisfaction of a purchase commitment in another agreement (***) the Commitment.

    21.4  Change of Control. If, during the Term of this Agreement, an entity,
          -----------------
          person or successor acquires 50% or more of Qwest's voting securities or all or substantially all of its assets whether by merger, consolidation, reorganization or sale of assets then the acquiring entity, person or successor shall have the right to terminate this Agreement or a part thereof upon (***) written notice, and Qwest shall have no further obligations under this Agreement except for (i) payment due for any Products retained by Qwest for which Supplier has not received payment; (ii) payment due for any Services completed by Supplier for which Supplier has not received payment and (iii) payment of the difference between the (***) (as such amount exists as of the date of termination) and the amount of payments received by Supplier.

    21.5  Termination for Cause.  Notwithstanding any other provision of this
          ---------------------
          Agreement, prior to any Party's termination or suspension for cause, the Parties shall use the dispute resolution procedure set forth in
          Section 25. The foregoing requirement shall apply only until the total Commitment amount has been paid by Qwest. Either Party may terminate or suspend this Agreement upon material breach of this Agreement by the other after providing written notice to the other Party describing specific obligations the other Party has materially breached. Upon the breaching Party's receipt of the other Party's notice, the breaching Party shall have (***) to cure the breach. If the breaching Party is unable to cure such breach within such (***) period, the other Party may terminate or suspend this Agreement in whole or part; provided that any such termination shall relieve (***) of (***) under (***).

    21.6  Survival.  All provisions of this Agreement which by their nature
          --------
          must survive termination in order to achieve the fundamental purposes of this Agreement shall survive any termination of this Agreement, including but not limited to the following Sections: 2 (Scope), 3 (Supplier Obligations), 9 (Payment Terms), 13 (Software), 15 (Infringement Warranty and Indemnity), 16 (Know-How and New Technology), 17 (Warranty), 18 (General Indemnity), 19 (Limitation of Liability), 20 (Confidentiality), 21 (Termination), 31 (Severability) and 33 (Choice of Law).

22.  FORCE MAJEURE

     22.1 Except to the extent of normal inclement weather, which shall be built into any schedule, neither Party will be liable for delays in performance or a failure to perform hereunder due to causes of acts of God, acts of any government, wars, riots, fires, floods, accidents, strikes, or embargoes. In the event of such delays, the schedules shall be extended for such additional period of time as is determined to be equitable by the Parties. With respect to labor difficulties, a Party shall not be obligated to accede to any demands being made by employees or other personnel.

           If any performance date for any Product or Service under this Agreement is postponed or extended pursuant to this Section for longer than (***), Qwest may, at its option, by written notice given during the postponement or extension, terminate Supplier right to render further performance for such affected Products or Services after the effective date of termination without liability for that termination.

23.  JOINT WORK PRODUCT

     The Parties, who have both been represented by legal counsel, have jointly participated in negotiating and drafting this Agreement, including its Schedules and any attachments. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if jointly drafted by the Parties and no presumption, inference or burden of proof shall arise favoring or disfavoring a Party by virtue of authorship of any or all of the Agreement provisions.

24.  ASSIGNMENT

     24.1 Subject to Section 13.9 ("Transfer Of License"), except as provided below, neither Party shall assign any of its rights nor delegate any of its obligations under this Agreement without the prior express written consent of the other Party. Any prohibited assignment or delegation shall be null and void.

     24.2 Qwest may assign this Agreement without prior approval to any company or Entity controlling, controlled by or under common Control of Qwest or its Affiliates which assignee is (***) to (***) obligations hereunder. In addition and notwithstanding the foregoing, Qwest may assign this Agreement without the approval of Supplier to any successor in interest resulting from a merger, acquisition, reorganization or transfer of all or substantially all of Qwest's business with or to a successor.

25. DISPUTES

    25.1 The Parties shall work together and attempt to resolve by good faith and diligent negotiation any dispute, controversy or claim between them arising out of or relating to any contract document, or the breach, termination or invalidity thereof (a "Dispute"). The Parties
                                                        -------
          shall work together in good faith to informally resolve the dispute internally by escalating it as necessary to progressively higher levels of management. Following such internal process, if the dispute has not been resolved within (***) after formal initiation of the dispute process, either Party may initiate arbitration as provided for below.

    25.2 Following the procedure discussed in Section 25.1 above, binding arbitration shall be used to resolve any Dispute. Such arbitration shall be conducted in accordance with the then-current Commercial Arbitration Rules of the American Arbitration Association ("AAA
                                                                      ---
          Rules") by (***). Within (***) of a notice of arbitration, each Party shall appoint (***) and the arbitrators appointed shall together appoint a (***). Once the (***) arbitrator has (***) appointment, the arbitrators shall be deemed a panel (hereinafter, the "Impanelment").

    25.3 The Federal Arbitration Act, 9 U.S.C. Secs. 1-16 shall govern the arbitrability of all Disputes. The arbitration proceedings shall be English and the place of arbitration shall be Denver, Colorado. The construction and interpretation of this Agreement shall be governed by the laws of the State of Colorado without reference to its conflicts of law rules, or rules of statutory arbitration. Arbitral awards under this Section 25 shall be final and binding, and shall be enforceable in any court having jurisdiction. The arbitration shall (***) of the (***).

    25.4 (a) Nothing in this Section will prevent any Party from applying to any court of competent jurisdiction for preliminary or interim relief in a judicial proceeding if such relief from a court is necessary to preserve the status quo pending resolution or to prevent serious and irreparable injury to that Party pending resolution of the Dispute through arbitration, or to compel arbitration in accordance with this Section.

     (b) For purposes of this Section each Party consents to the exclusive jurisdiction and venue of the courts of the state and federal courts of Denver County in the State of Colorado.

     (c) The prevailing Party in an arbitration or litigation shall be entitled to recover from the other Party reasonable attorneys' fees and other costs of such arbitration.

     (d) The arbitrator shall have, in addition to any other powers set forth herein or in the rules and statutory sections referenced herein, the power to modify or eliminate the Commitment and / or the dates related thereto.

26. RELATIONSHIP OF THE PARTIES

    26.1 The Parties are independent contractors. Nothing in this Agreement or in the activities contemplated by the Parties pursuant to this Agreement shall be deemed to create an agency, partnership, employment or joint venture relationship between the Parties. Each Party shall be deemed to be acting solely on its own behalf and, except as expressly stated, has no authority to pledge the credit of, or incur obligations or perform any acts or make any statements on behalf of, the other Party. Neither Party shall represent to any person or permit any person to act upon the belief that it has any such authority from the other Party. Neither Party's officers or employees, agents or contractors shall be deemed officers, employees, agents or contractors of the other Party for any purpose.

    26.2 Supplier represents and warrants that Supplier qualifies as an independent contractor under the provisions of the Internal Revenue Code's common law rules enacted as part of Section 1706 of the 1986 Tax Reform Act, and as such Supplier is filing all required forms and necessary payments appropriate to Supplier's tax status. In the event Supplier's independent status is denied or changed and Supplier is declared to have "common law" status with respect to work performed for Qwest, Supplier agrees to indemnify, defend and hold Qwest and its Affiliates harmless from all costs, including legal fees, which Qwest may incur as a result of such change in status.

27. AMENDMENT

    No changes, amendments or modifications of any of the terms or conditions of this Agreement shall be valid unless made by an instrument in writing signed by both Parties. None of the terms or conditions of this Agreement shall be modified, amended or altered by or through a Purchase Order. Each Party shall designate by written notice to the other Party the individual who has the authority to amend this Agreement.

28.  COMPLIANCE WITH LAWS

     The Parties shall comply with all applicable federal, state and local laws, regulations and ordinances as they relate to this Agreement and the Software, including, but not limited to, the regulations of the United States Government, the provisions of Executive Order 11246 (as amended) of the President of the United States on Equal Employment Opportunity and the rules and regulations issued pursuant thereto, which are incorporated in this Agreement by this reference as if set forth in full. Supplier and the Products shall comply with all rulings, orders and determinations by the Federal Communications Commission and any other governmental body relating to the provision of the Products or Services under the (***).

29.  CONSTRUCTION/HEADINGS

     All Schedules and attachments, as supplemented and amended, to this Agreement or to be attached to this Agreement are made a part of it as if fully included in the text of this Agreement. References to any law, legislative act, rule or regulation shall mean references to such law, legislative act, rule or regulation in changed or supplemented form or to a newly adopted law, legislative act, rule or regulation replacing a previous law, legislative act, rule or regulation. All defined terms used in the Agreement shall have the same meanings ascribed to them when used in the Schedules, attachments and Purchase Orders, unless otherwise specified therein. The terms "including" or "includes" shall always be construed as meaning respectively "including without limitation" or "includes without limitation". The title, captions and headings used in this Agreement are strictly for convenience of reference only and shall not be used in the interpretation, construction, amplification or limitation of any of the content of this Agreement. Whenever the singular is used herein, the same shall include the plural where appropriate, and when the plural is used herein, the same shall include the singular where appropriate.

30.  NO WAIVER

     No delay, failure or waiver of either Party's exercise or partial exercise of any right or remedy under this Agreement shall operate to limit, impair, preclude, cancel, waive or otherwise affect such right or remedy.

31.  SEVERABILITY

     If any provision of this Agreement is held invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions shall in no way be affected or impaired thereby.

32.  COUNTERPARTS

     This Agreement may be executed by the Parties in one or more counterparts, and each of which when so executed shall be an original, but all such counterparts shall constitute one and the same instrument.

33.  CHOICE OF LAW

     This Agreement is entered into in and shall be governed by the internal laws and of the (***) without regard to the principles of choice of law thereof. The Products shall be deemed to be goods within the meaning of the Uniform Commercial Code. Each Party agrees to waive its right to a jury trial in any action commenced hereunder.

34.  REMEDIES

     The remedies under this Agreement shall be cumulative and not exclusive, and the election of one remedy shall not preclude pursuit of other remedies generally available under the governing law.

35.  IMMIGRATION REFORM AND CONTROL ACT

     Supplier warrants, represents, covenants and agrees that it will not assign to perform any efforts under this Agreement any individual who is an unauthorized alien under the Immigration Reform and Control Act of 1986 or its implementing regulations. Supplier shall indemnify and hold harmless Qwest, its parent, subsidiaries and affiliated companies from and against any and all liabilities, damages, losses, claims or expenses (including attorneys' fees) arising out of any breach by Supplier of this section. In the event any Supplier Personnel or contractor working under this Agreement, or other individuals providing work to Qwest on behalf of Supplier under this Agreement, are discovered to be unauthorized aliens, Supplier will immediately remove such individuals from performing work and replace such individuals with individuals who are not unauthorized aliens.

36.  IMPORT/EXPORT

     The Parties hereby represent and warrant that no commodities or technical data (including computer software) or other technology agreed to be sold or otherwise transferred under this Agreement will be knowingly sold, leased, delivered, transferred or conveyed to any person in any country except in strict compliance with all export and import laws, regulations, executive orders or decrees of the United States Government or any agencies thereof and the government of any other country (or any agencies thereof) with jurisdiction over such transaction. Qwest shall, solely at its own expense, obtain all required export and import licenses, permits, approval, certificates and verifications before shipment of any Products.

37.  PUBLICITY

     Neither Party shall, without the prior written approval of the other Party, publicly disclose in any press release, filing (including without limitation any SEC filing), brochure or document any information pertaining to this Agreement, provided that in the event of a conflict between this Section and (***) shall control.

38.  NOTICES

     38.1 In addition to those instances identified throughout this Agreement that require notices to particular individuals via particular means for particular purposes, all notices, requests, demands, or consents required or permitted hereunder, other than routine operational communication, shall be in writing and shall be delivered, sent by facsimile transmission or overnight courier, or sent by certified or registered mail to the respective Party at the addresses set forth below or at such other address as shall have been given to the other Party in writing for the purposes of this Section and Agreement. Such notices and other communications shall be deemed effective upon the earliest to occur of (i) actual delivery of confirmed facsimile or electronic transmission; (ii) three (3) postal delivery days after the date of mailing by certified or registered mail, return receipt requested, postage prepaid; (iii) one (1) business day after dispatch via an express courier with a reliable system for tracking delivery;
           (iv) actual delivery by
          hand.

          (a)  If to Supplier:

          Tellium, Inc.
          2 Crescent Place
          Oceanport NJ 07757

          Attn: Michael Losch, CFO & Secretary

     If to Qwest:

     Qwest Communications Corporation
           555 17/th/ Street
           Denver, Colorado 80202

     Attention: Vice President, Procurement

           With a copy to:

     Qwest Communications Corporation
           555 17/th/ Street
           Denver, Colorado 80202

     Attention: Legal

     38.2 A Party may from time to time change its address for notification purposes by giving the other Party prior written notice of the new address and the date upon which it will become effective, in accordance with the manner set forth in this Section.

39.  INSURANCE REQUIREMENTS

     39.1 During the Term, Supplier and any of its subcontractors shall maintain insurance of the kinds and in the amounts specified below with insurers of recognized responsibility, whose policies are valid in the states where the work is being performed.

     39.2 In accordance with the above, Supplier and any subcontractors shall maintain the following insurance coverages:

          (a) Comprehensive general liability insurance.

          Commercial general liability insurance with a combined single limit for bodily injury and property damage of (***) each occurrence and General and Products Liability aggregates of (***) each, covering all operations and/or work performed under this Agreement.

          (b) Business automobile liability insurance.

          Business automobile liability with a combined single limit for bodily injury and property damage of (***) each occurrence to include coverage for all owned, non-owned, and hired vehicles.

          (c) Worker's compensation and employers' liability insurance.

          Worker's compensation insurance complying with the law of the State or

                 States of operation, whether or not such coverage is required by law, and employer's liability insurance with limits of (***) each employee and (***) disease policy limit.

     Certificates of such insurance shall be submitted to Qwest naming Qwest as an additional insured prior to the start of any work associated with this Agreement. These certificates shall provide that there will be no termination or non-renewal of such coverage without thirty (30) days prior written notice to Qwest, in which case Supplier shall still maintain insurance and which may require certificate, and in no case where this Agreement is still in effect.

     Supplier shall require each subcontractor to provide and maintain at all times during the term of this Agreement insurance equivalent to that which is required of Supplier. Any subcontractor and any subcontractors' carriers shall waive all right to recovery against Qwest for any injuries to persons or damage to property in the execution of work performed under this Agreement, exclusive of such liability resulting from Qwest's negligence or intentional misconduct and within the limits of any applicable laws.

     Should Supplier at any time neglect or refuse to provide the insurance required, or should such insurance be canceled or non-renewed, Qwest shall have the right to purchase such insurance, and the cost shall be billed to Supplier. In addition, should Supplier at any time neglect or refuse to pay the necessary premium, Qwest shall have the right to deduct this amount from monies due Supplier.

40.  ORDER OF PRECEDENCE

     In the event of an inconsistency between the terms and conditions of the Agreement and the Schedules attached hereto, the Agreement shall control.

41.  ENTIRE AGREEMENT

     41.1 This Agreement, together with any other instrument, agreement or document attached or referred to, which are incorporated by this reference as though set forth in full, embodies the final, full and exclusive statement of the agreement between Qwest and Supplier, as it relates to the subject matter hereof. Neither Party shall be bound by or liable to the other Party for any representation, promise or inducement made by any agent or person in their employ relating to subject matter which is not embodied in this Agreement.

     41.2 The terms of this Agreement shall prevail over all preprinted forms, including Purchase Orders, software shrink wrap licenses and invoices, as any terms and conditions on such preprinted forms shall be null and void unless otherwise agreed to in writing by both Parties.

                                   *   *   *

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed as of the Effective Date, such Parties acting by their officers, being thereunto duly authorized.

Tellium, Inc.                 Qwest Communications Corporation

By:________________________    By:_________________________

Title:_____________________    Title:______________________

Date:______________________    Date:_______________________

                                  SCHEDULE A
                                  ----------

                              APPROVED AFFILIATES
                              -------------------

                                  SCHEDULE B
                                  ----------


                                   Purchase Order


Qwest Communications       Purchase Order   Date   Revision     Page
555 17th Street        PO:(***)         (***)                   1 of 1
Denver, CO 80202              Payment Terms Freight Terms           Ship Via
United States                              (***)
                              Buyer: ______________ Currency Code:   (***)
                             Ship To: SEE COMMENTS BELOW FOR
                                FURTHER INSTRUCTIONS
    Vendor: Example##             United States
    Example Company
    PO Box 123
    Denver, CO 15250-7963
    United States                Bill To: Qwest Communications
                                  555 Seventeenth Street
                                  Suite 1100
                                  Denver, CO 80202
                                  United States

Tax Exempt? (***)  Tax Exempt ID:
Line-SchdItem   Description     Mfg ID  Quantity(***)    PO Price    Extended Amt Due Date


  (***)         (***)             (***)     (***)    (***)
            (***)


  Services performed by (***) under direction of the (***) - (***)
    (***)


                                              Total PO Amount    (***)


PLEASE FAX ORDER ACKNOWLEDGEMENT TO (***). IF ACKNOWLEDGEMENT IS NOT RECEIVED WITHIN (***).

(***) THE (***) THE (***).

Supplier, all invoices (***) the (***) in (***) due to the (***) in (***).

(***)/(***)

                          Acting as agent for: (***)

                                     (***)

(***), and (***) must be (***)
(***) will (***) unless
(***) by (***).

                                  SCHEDULE C
                                  ----------


                              PRODUCT PRICE LIST
                              -------------------

                Aurora Optical Switch Configuration and Pricing
--------------------------------------------------------------------------------
                                                                    Price

--------------------------------------------------------------------------------
Module                                                              Per Module

--------------------------------------------------------------------------------
OC48 Transceiver                                                         (***)

--------------------------------------------------------------------------------
OC-192 SR Transceiver                                                    (***)

--------------------------------------------------------------------------------
OC-192 LR Transceiver                                                    (***)

--------------------------------------------------------------------------------
Shelf Controller Module                                                  (***)

--------------------------------------------------------------------------------
First/Third Switch Module                                                (***)

--------------------------------------------------------------------------------
Middle Switch Module                                                     (***)

--------------------------------------------------------------------------------
TR Bay Common                                                            (***)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Switch Bay Left Common                                                   (***)

--------------------------------------------------------------------------------
Switch Bay Right Common                                                  (***)

--------------------------------------------------------------------------------
Blank                                                                    (***)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Software per System

--------------------------------------------------------------------------------
AOS Software A-Z Prov. OC-192 Groom (Upgrade from R1.0)                  (***)

--------------------------------------------------------------------------------
AOS Software Mesh R2.0 (Mesh, Prov, SDH) (Upgrade from R1.1)             (***)

--------------------------------------------------------------------------------
AOS Software Mesh R3.0 (Domains) (Upgrade from R2.0)                     (***)

--------------------------------------------------------------------------------
AOS Software Mesh R4.0 (Mesh Line Switch) (Upgrade from R3.0)            (***)

--------------------------------------------------------------------------------
AOS Software R5.0                                                        (***)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              Hardware Configuration (Eng and Furnish)         Hardware Prices

--------------------------------------------------------------------------------
128 OC-48 and 96 OC-192 TCVRs                                            (***)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               HW + SW Configuration (Eng and Furnish)            System Prices

--------------------------------------------------------------------------------
128 OC-48 and 96 OC-192 TCVRs                                            (***)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PlaNet Software                                                          (***)

--------------------------------------------------------------------------------
CIT Software                                                             (***)

--------------------------------------------------------------------------------
WMS Software                                                             (***)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Additional Documentation                                                 (***)

--------------------------------------------------------------------------------
Training (see below)                                                     (***)

--------------------------------------------------------------------------------

Training: Prices are valid for classes of a minimum of five (5) students and a maximum of ten (10) students. Courses are offered at Tellium training facility and includes all training materials.

All Software prices includes first Release released following delivery of initial release of software delivered with Product (other than ISU's which remain at no cost) at no additional cost to Qwest.

                                  SCHEDULE D
                                  ----------

                           Purchase Order Procedures


I.   Purchase Orders

Any shipment of Product or Service from Tellium for Qwest must occur only in accordance with a formal, authorized Qwest Purchase Order


Individuals authorized to sign, issue and place Purchase Orders for Qwest are as follows:


(***)               (***)
(***)               (***)
(***)               (***)
(***)               (***)
(***)               (***)
(***)               (***)
(***)               (***)
(***)               (***)
(***)               (***)
(***)

This list may be updated by Qwest upon written notice to Tellium.

II.  Quote and Order Process

Qwest Engineering will either request a proposal from Tellium or issue Purchase Orders based on contracted pricing Schedule A. Tellium will ensure that proposal pricing is accurate and consistent with the pricing presented in the
Agreement and price lists furnished to Qwest Procurement.   Tellium will resolve
any price discrepancies with Qwest Procurement. Tellium will resolve any equipment discrepancies with Qwest's Engineer(s) prior to Qwest's acceptance of the proposal, and before the proposal is submitted for ordering. Tellium will adhere to the pricing guidelines set forth in this Agreement, and will be responsible for ensuring the accuracy of this pricing on any and all proposals and/or invoices.

All Qwest Purchase Orders will be accepted by Supplier's transmittal to Qwest of a sales order acknowledgement. Such acknowledgement shall be sent by email or facsimile to a person or department designated by Qwest, within (***) of receipt of a Purchase Order. Supplier may request additional time to respond to the Qwest Purchase Order, but Qwest is under no obligation to grant such an extension. If the PO is deemed inaccurate by Tellium for any reason, Tellium shall contact the Buyer noted above within (***) of receipt.

III. Delivery and Shipment

Delivery and Shipment shall take place in accordance to Section 8 of the Agreement.

Once a final shipment of a Purchase Order has been made, Tellium will invoice Qwest for said material. The invoice will match the Packing Slips in its entirety in order to accurately be received in the Qwest system for process of payment. If there is a discrepancy of any of these two (2) documents, Qwest will notify Tellium within (***) of such discrepancy. Qwest shall have the right to delay payment until such discrepancy is resolved. Any dispute as to invoiced amounts shall be governed by Section 9.2 of this Agreement.


When equipment arrives on site it will be inventoried against the packing slip, and any discrepancies will be brought to the immediate attention of Tellium Order Management.

IV.  Invoicing Procedures


Send all invoices issued to Qwest Communications Corporation to the following address:

          Qwest Communications Corporation
          555 17/th/ Street
          Suite 1100
          Attention: Accounts Payable
          Denver, CO 80202

Send all invoices issued to Qwest N Limited Partnership to the following address:

          Qwest N Limited Partnership
          555 17/th/ St.
          Suite 1100
          Attention: Accounts Payable
          Denver, CO 80202

All invoices must match the Qwest Procurement Department issued Purchase Order exactly. Each Line Item, Price, Qty., etc. must match exactly before invoicing. If there are discrepancies, please contact the appropriate Buyer prior to invoicing. Please wait for verification from the Buyer before sending the invoice to Accounts Payable.

All invoices must clearly state the Qwest Procurement Department issued Purchase Order number. This number consists of 12 digits, the format is similar to this:
02-0000070000 (QCC P.O.) or 50-00000700000 (Q.N.LP P.O).  Additionally, Qwest
may issue a PO
from our JD Edwards system. Again, these orders will reference one of the authorized individuals as listed above and the format will be as follows: 70000-000 OP. Qwest Communications does not authorize the use of any other Purchase Order Numbers. If a Purchase Order Number is received that varies from the format mentioned above from an individual claiming to be an authorized agent of Qwest Communications, verify the accuracy of the number by contacting the Buyer. No shipments should be made based solely on a verbal conversation.

All invoices should state the name and telephone number of the Buyer who authorized the purchase.

                                  SCHEDULE E
                                  ----------

                                   TRAINING
                                   --------

Tellium provides training to customers covering all of the necessary topics, as agreed upon, for the installation, operation and maintenance of our equipment including both hardware and software systems.

Currently, centralized training is offered at our Oceanport, New Jersey location. Tellium will provide instructors and the necessary instructional material in our standard format to train Customer personnel, (including personnel of Customer affiliated companies) in the installation, planning and practices, operation, maintenance, and trouble shooting / repair of Tellium products purchased or evaluated by the Customer. These classes will be conducted at reasonable intervals and at locations as agreed upon by Tellium and the Customer. At the option of the Customer, Tellium agrees to supply the Customer with training modules and/or manuals and any necessary assistance to allow the Customer to conduct a training program of it's own should the Customer enter into an agreement to purchase said products.

Custom "suit cased" courses will be offered as customer requirements are known. Suit case classes can only be provided at locations where equipment is available for "hands on" training.

The following is a list of training courses that are offered:
Course         #Title                                        Duration

OXPF           Optical Switch Product Family Overview        1 Day


               The course provides an overview of the evolution of the Aurora Optical Switch product line. This course covers the basic engineering principles that are to be considered when deploying all OXCs and specific network design parameters that should be evaluated. The current schedule for availability of product hardware and software features will be discussed in detail. This course is incorporated into OXC 32-1 and OXC 32-2.

OXC 512-1      Aurora Optical Switch

               Product Engineering & Applications Course     2 days

This course will provide details on the engineering guidelines of the Aurora Optical

Switch. Bay layout and engineering details for all interface connections will be covered. The functionality of all modules will be reviewed. Discussions of various applications for the cross-connect are to be addressed and comparisons made to other possible technology implementations. In addition we will provide an overview of network architectures that provide protection and restoration using the Optical Switch.
OXC 512-2      Aurora Optical Switch

               Installation, Operation, Software Provisioning and

               Maintenance Course                                3 days



               This course will detail all of the installation activities and engineering considerations that are to be addressed for deployment of an Aurora Optical Switch. The course will detail the installation and test procedures for turning up the equipment and all circuit-packs. An overview of system administration and operations support for different configurations will be provided. Details of cabling, power requirements, HVAC and space demands will be covered. All software features and functions will be reviewed. There will be a special focus given to the provisioning of and removal of actual cross-connects, both on a point-to-point and point-to-multi-point basis.

Course Notes:

1. In order to facilitate the required 50% "hands-on" time required for each class, courses are typically offered to a class with a minimum of 5 and a maximum of 10 students.

2. Currently, course material is provided in a text format on paper or soft copy. Other media such as audio or video may be developed as required.

                                  SCHEDULE F
                                  ----------

(***)

                                                                           (***)

                                                                           (***)

(***)
This document presents a (***) for (***) the (***). The Aurora Optical Switch
(AOS) is an optical layer cross-connect system with a capacity of 512 bi-directional parts operating at the SONET rate of OC-48. The AOS is (***) by (***) either through the (***) or the (***) running on a (***). The following is a summary of the (***) in the (***):


 .    (***).

 .    (***) for the (***).  An (***) with the (***) and (***) as the (***) is
     (***).

 .    (***): Allows (***) to be (***) to (***), where (***).

 .    (***) is a (***) that uses (***) at the (***) to (***) in the event of a
     (***).
 .    (***): The (***), and (***) of (***) in the (***).  A (***) that exists for a (***) is (***) as an (***) with a (***) or (***).

 .    (***) deals with the (***), and (***) of (***) and (***) associated with a
     (***).

 .    (***): A (***) that allows (***) of (***).




(***)
 .    (***) and (***) access (***) and (***).

(***) and (***)
(***) the (***) of the (***).

 .    (***) to (***) and (***).

 .    (***) in the (***).

 .    (***) from the (***).

 .    (***) in the (***) and (***).

 .    (***) and (***) of all (***).

 .    (***).

 .    (***) by the (***).

 .    (***) and (***).

 .    (***).

 .    (***).

 .    (***).

 .    (***) the (***) of (***).

 .    (***)  and (***).

 .    (***) the (***) from the (***).



(***)
(***) the (***).


 .    (***):

     .    (***)

     .    (***)

     .    (***)


 .    (***):

     .    (***) with (***)

     .    (***) and (***)

     .    (***) of (***) and (***)


 .    (***)

     .    (***) that (***) with (***) cannot (***) that (***) for their (***).


 .    (***)

     .    (***) for (***) prior to (***).

     .    (***) for (***) after (***).



(***)


(***), and (***) via the (***) and the (***).


 .    (***), such as (***), and (***).

 .    (***).

 .    (***), and (***).

 .    (***).

 .    (***) of (***).

 .    (***) and (***).

 .    (***) and (***).

 .    (***) and (***).

 .    (***) and (***).

 .    (***) of (***) upon (***).

 .    (***).

 .    (***).

 .    (***) and (***).





(***)


(***) AND (***) AND (***) VIA (***) AND (***) ON THE (***) AND (***).


 .    (***), and (***) related to (***), and (***).

 .    (***), and (***) such as (***), and (***).

 .    (***) in the (***) with a (***).

 .    (***) in the (***) with a (***).

 .    (***) in the (***) with a (***).

 .    (***) by the (***).

 .    (***) of (***), and (***).

 .    (***) the (***) on the (***), and (***) are (***) during the (***).

 .    (***) the (***)  and (***) is (***) on (***).

 .    (***) such as (***) and (***).

 .    (***) into/from (***).






(***)

(***) are (***) in this section. The (***) to (***), and (***).

If the (***) is (***) for (***), it must be (***) that the (***) is (***) when a (***) in the (***) is (***) to the (***). Where in (***), it must be (***) that a (***) is (***) to the (***) in (***). In (***), a (***) to (***) is (***) the
(***) has (***) from the (***) that (***) the (***).

Following are the (***) for the (***) of this (***):


 .    (***)

 .    (***)

     .    (***) of (***) to (***)

     .    (***) of (***) to (***)

     .    (***) of (***) to (***)

     .    (***) of (***) to (***)

     .    (***) of (***)

     .    (***)

 .    (***)

     .    (***)

     .    (***)





(***)
(***) of (***) by (***) and (***).


 .    (***) the (***) of the (***).

 .    (***) for (***) and (***).

 .    (***) and (***) for the (***) and (***).

(***)
(***) the (***) under various (***) for an (***), such as (***) or (***).


 .    (***) a (***) between (***) in (***) of the (***) or (***).

 .    (***) a (***) for (***) or (***).

 .    (***) a (***) on a (***) on (***).

 .    (***) a (***) of (***) on a (***) on (***).

                                  SCHEDULE G
                                  ----------

                          TECHNICAL SUPPORT SERVICES
                          --------------------------

Ongoing technical support and emergency problem resolution will be available on a (***) basis. Tellium supplies technical assistance support services from its Oceanport, NJ facility.

With regards to response times, Tellium recognizes that each customer has their own goals and objectives as well as methods of operation. Due to this, Tellium has adopted the policy that specific response times for technical on-site assistance will be defined to meet each individual customer's needs. Tellium represents and warrants that Tellium's 24 hour technical support telephone service will provides customers communications with Tellium technical support personnel within (***) of the initial call from the customer to the help line at 1-888-TELLIUM (1-888-835-5486).


     ------------------------------------------------------------------------
     Level of Outage                     Technical Support

     ------------------------------------------------------------------------
     Out-of-Service                      Tellium provides on-site technical
     (Failure causes service             support within (***); Tellium (***).
     outage)

     ------------------------------------------------------------------------
     Service Impaired                    (***) technical support provided
     (System is operational, but         within (***).
     Quality of service is
     compromised; e.g.
     performance monitoring
     software is malfunctioning)

     ------------------------------------------------------------------------
     Non-service affecting               (***) technical support is scheduled
                                         by (***).
     ------------------------------------------------------------------------

                                  SCHEDULE H
                                  ----------

                       TELLIUM REPAIR AND RETURN POLICY
                       --------------------------------

     The Aurora Optical Switches are equipped with field replaceable modules. Tellium's routine or non-emergency repair & returns policy is to repair or replace a defective module (***) from receipt and Tellium represents that it will repair or replace Products within such time period. If products returned to Tellium are determined to be beyond repair, Tellium shall so notify Qwest of the need to replace such product.

     Tellium provides a standard emergency repair and return service within (***), or, whenever possible, ships replacement parts within (***). Tellium can maintain a (***) for (***) (see Spares plan) to (***) ((***) if distance permits), once negotiated with Qwest.

The Tellium routine Repair and Return service is managed via a return authorization process.
          This process is as follows:

     1 When a module is suspected as being defective (hardware or software), the customer calls Tellium's Customer Service number.

     2 If it is determined that the module is indeed defective, the customer is issued a Return Authorization Number for tracking and shipping to Tellium. Customer is responsible for shipping expenses to Tellium.

     3 The defective module will then be repaired or replaced and returned to the customer. Tellium is responsible for shipping expenses back to the customer.

     4 Repair of module(s) still under warranty is (***) unless it is determined that the defect was caused by (***).

     5 Repair of module(s) not covered under warranty will be charged at the rate of (***). If repaired cost is greater than (***) of individual module cost, module will be replaced rather than repaired. Tellium to notify QWEST prior to replacement of modules. Qwest will be invoiced at the then agreed upon charge.

                                  SCHEDULE I
                                  ----------

                        Software Maintenance Agreement
                        ------------------------------

MAINTENANCE AND SUPPORT.

A. Supplier shall provide maintenance and support through the (***) after the date of delivery of the Software (***) in accordance with Section 13.6(c) of the Purchase Agreement. Thereafter, if Qwest elects to receive software support, Qwest shall pay an annual fee of (***) ((***)) as a Maintenance Fee.

B. Supplier shall provide (***), (***) support for answering questions regarding operation of the Software and for reporting problems with the Software.

C. Supplier shall provide (***) for any (***) or comparable (***) or (***) in the Software and regular preventive maintenance. (***) that Response time for service affecting problems will be within (***).

D. Supplier shall provide (***), (***), (***), (***), (***) of the same type and quality that Supplier provides to its customers who are covered by a fixed effort/budgeted maintenance agreement. Without modification of the terms and conditions of the Agreement, additional new features or customer specific features shall be subject to charges negotiated between Qwest and Supplier from time to time.

E. Supplier shall provide (***) technical support (***). Qwest agrees to pay for such (***) at the rates indicated in Schedule C, Products and Pricing of the Purchase Agreement.

F. Maintenance and support shall not include the following: (a) (***); (b) (***); (c) repair of damage resulting from (***), (***), (***), or (***) other than (***), unless any such acts are the result of (***) or (***) or (***); (d) (***), or (***) or (***), (***), or (***); (e) such service that is (***) to render because of (***) in the (***) or (***), (***), (***), or (***) provided by someone other than an (***) of (***), (***) of (***); (h) (***) and (***);
(i) (***) or (***) necessitated by use of (***) or (***).

G. Supplier assumes no responsibility if anyone other than an authorized Supplier representative modifies or otherwise tampers with the hardware, Software, or operating system except in the manner set forth in the Documentation or otherwise at Supplier's direction.

H. Charges for any maintenance services or other work performed by Supplier stemming from any of the above exclusions will be separately invoiced to Qwest at

Supplier's time and expense rates in effect at the time such services are rendered. Prior written notice must be provided to and approved by Qwest, if charges for maintenance services or other work

                                  SCHEDULE J
                                     (***)

(***), (***) to (***) on the Aurora Optical Switch (***) for (***). The Aurora Optical Switch is designed to provide automated service delivery and restoration of optical services in primarily regional and national networks. Its initial capacity delivers 1.28 terabytes of switching bandwidth or 512 optical channels at 2.5 Gbps. Each of the interfaces supports either SONET or SDH signals under software control. The Aurora Optical Switch operates at optical signal speeds up to 10 Gbps and is designed for service providers that anticipate high rates of growth in their network locations. The Aurora Optical Switch is modular and designed to grow to many times its initial capacity while the network and product remain in service.
(***), (***) the (***). The Aurora Full Spectrum is an all optical switch currently in development. The Aurora Full Spectrum is designed to combine a pure optical switch matrix capable of switching at OC-768 and faster signal speeds. It supports the mesh networking while switching optical traffic at more than 40 Gbps. StarNet - Service Delivery and Restoration Software. StarNet is the operating system software for the optical switches. The StarNet software provides the communication between switches, routes optical signals around network failures and performs optical service provisioning for the mesh network. StarNet mesh algorithms allow many working paths to share a single protection path, saving equipment costs in traditional ring networks. Wavelength Management System - Element Management Software. The Wavelength Management System provides fault location, network configuration, performance monitoring and analysis, and network security. In addition, this system provides the capability to operate, administer, maintain and provision the entire optical switching network, not just individual network elements.
     When used in combination with DWDM transport systems, Aurora switches enable service providers to automate the delivery of optical services, reduce their costs by enabling optical mesh networking, restore optical services in the event of network failures and redirect traffic around network bottlenecks. Aurora switches also provide the ability to connect the new generation of high-speed IP routers and switches directly to the optical network without requiring additional expensive SONET/SDH equipment. The diagram below describes the typical use and network architecture Aurora products support.

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